UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2013

XFORMITY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4100 Spring Valley Road, Suite 800. Dallas, Texas  75244
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (972) 661-1200

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
OF DIRECTOR; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective April 19, 2013, the Boards of Directors of XFormity Technologies Inc. and its wholly-owned subsidiary, XFormity, Inc. (collectively the “Company”) appointed Jim Hermann to serve as a member of the Board of Directors.

The following is biographical information for Mr. Hermann:

Jim Hermann, age 55, has been a licensed attorney since 1986 specializing in general business counsel and litigation.  He graduated Georgetown University in 1981 with a Bachelor’s degree and received a Juris Doctorate degree from DePaul University School of Law in 1986.

There are no agreements or commitments with Mr. Hermann with respect to his compensation as a director or with respect to his participation in any standing committees of the Board.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)

Dated: April 19, 2013	/s/Sheldon Drobny Sheldon Drobny, President

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